Delaware Group Equity Funds IV

Delaware Small Cap Growth Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus
dated July 29, 2022, as amended

Effective immediately, the following information replaces the information in the section of the Fund’s prospectus entitled “Fund summary – Delaware Small Cap Growth Fund – What are the Fund’s fees and expenses? – Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)”:

Class	A		C		R		Inst.
Management fees	0.75%		0.75%		0.75%		0.75%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none
Other expenses	0.28%		0.28%		0.28%		0.28%
Total annual fund operating expenses	1.28%		2.03%		1.53%		1.03%
Fee waivers and expense reimbursements	(0.14%)	[2]	(0.14%)	[2]	(0.14%)	[2]	(0.14%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.14%		1.89%		1.39%		0.89%
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]
The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.89% of the Fund’s average daily net assets from January 31, 2023 through July 29, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Effective immediately, the following information replaces the information in the section of the Fund’s prospectus entitled “Fund summary – Delaware Small Cap Growth Fund – Example”:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for the periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.
1 year	$685	$192	$292	$142	$91
3 years	$945	$623	$623	$470	$314
5 years	$1,224	$1,080	$1,080	$821	$555
10 years	$2,020	$2,347	$2,347	$1,812	$1,247

Effective April 28, 2023 (the “Effective Date”), the fourth paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Small Cap Growth Fund – What are the Fund’s principal investment strategies?” will be deleted in its entirety.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.